                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     February 1, 2002
                                                --------------------------------


                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


         0-28196                                          75-2575229
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(Commission File Number)                      (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                          75219
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(Address of Principal Executive Offices)                          (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

As previously reported, on May 23, 2001, WebLink Wireless, Inc. (the "Registrant") and two of its subsidiaries, PageMart PCS, Inc. and PageMart II, Inc., filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the Northern District of Texas ("Bankruptcy Court"). The Bankruptcy Cases are being jointly administered under Case No. 01-34275-SAF-11.

On January 31, 2002, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein announcing that the Registrant had signed a letter of intent with Sun Capital Acquisition Corp. The terms of the letter of intent are incorporated in a Plan of Reorganization and a Disclosure Statement for the Plan of Reorganization, which were filed with the Bankruptcy Court on January 31, 2002. Copies of the Letter of Intent between WebLink Wireless, Inc. and Sun Capital, the Plan of Reorganization of WebLink Wireless, Inc. and the Disclosure Statement for the Plan of Reorganization of WebLink Wireless filed with the United States Bankruptcy Court on January 31, 2002 are attached as Exhibits 99.2, 99.3 and 99.4, respectively.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description

     99.1      Press Release dated January 31, 2002

     99.2 Letter of Intent dated January 29, 2002 between WebLink Wireless, Inc. and Sun Capital Acquisition Corp.

     99.3 Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. Under Chapter 11 of the Bankruptcy Code

     99.4 Disclosure Statement for Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. Dated January 31, 2002 Under Chapter 11 of the Bankruptcy Code


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WEBLINK WIRELESS, INC.



                                   By:  /s/ Frederick G. Anderson
                                        -------------------------------------
                                   Name: Frederick G. Anderson
                                   Title: Vice President, General Counsel and
                                          Secretary


Date: February 1, 2002



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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
     99.1      Press Release dated January 31, 2002

     99.2      Letter of Intent dated January 29, 2002 between WebLink Wireless,
               Inc. and Sun Capital Acquisition Corp.

     99.3      Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS,
               Inc. and PageMart II, Inc. Under Chapter 11 of the Bankruptcy
               Code

     99.4      Disclosure Statement for Plan of Reorganization of WebLink
               Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. Dated
               January 31, 2002 Under Chapter 11 of the Bankruptcy Code